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FOOD TECHNOLOGY SERVICE, INC.
(Name of Registrant as specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT 2009 ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
VOTING SECURITIES
ELECTION OF DIRECTORS
PROPOSAL TO ADOPT 2009 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SELECTION OF INDEPENDENT AUDITORS
SOLICITATION COSTS
SHAREHOLDER PROPOSALS
OTHER MATTERS

FOOD TECHNOLOGY SERVICE, INC.
502 Prairie Mine Road
Mulberry, Florida 33860
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 14, 2009
TO THE SHAREHOLDERS OF FOOD TECHNOLOGY SERVICE, INC.:
NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of the Shareholders of Food Technology Service, Inc., a Florida corporation (the “Company”) will be held at the Mulberry Civic Center, 901 5th Street NE, Mulberry, Florida 33860, on May 14, 2009, at 9:00 a.m., local time, to act on the following matters:
     To elect seven (7) persons to serve as Directors of the Company until the 2010 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;
     To consider and act upon a proposal to adopt a 2009 Incentive and Non-Statutory Stock Option Plan covering 125,000 shares of the Company’s Common Stock; and
     To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only Shareholders of record at 5:00 p.m., Eastern Standard Time, on April 10, 2009, are entitled to receive notice of, and to vote at the Annual Meeting.
     A Proxy Statement and form of Proxy are enclosed.
     You are cordially invited to attend the meeting. Whether or not you expect to be present, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish. The proxy may be revoked at any time prior to its exercise.
Notice of Internet Availability of Proxy Materials
This Notice, the attached Proxy Statement and our 2008 Annual Report to Shareholders are available on our website: www.ftsi.us.

By Order of the Board of Directors

Richard G. Hunter, Ph.D.
President
April 10, 2009
Mulberry, Florida

FOOD TECHNOLOGY SERVICE, INC.
502 Prairie Mine Road
Mulberry, Florida 33860
PROXY STATEMENT
2009 ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 14, 2009
GENERAL INFORMATION
     This Proxy Statement is being furnished to the holders (“Shareholders”) of the common shares, par value $.01 per share (the “Common Shares”), of Food Technology Service, Inc., a Florida corporation (the “Company”) in connection with the 2009 Annual Meeting of Shareholders to be held on May 14, 2009, at 9:00 a.m. (the “Annual Meeting”), and at any adjournment thereof. The Annual Meeting will be held at the Mulberry Civic Center, 901 5th Street NE, Mulberry, Florida 33860. This Proxy Statement is first being sent to Shareholders, together with the Notice of Annual Meeting, on or about April 16, 2009.
     At the Annual Meeting, Shareholders will be asked to consider and vote on (i) the election of seven (7) persons to serve as Directors on the Board and (ii) the adoption of a 2009 Incentive and Non-Statutory Stock Option Plan (the “Option Plan”) providing for the granting of options to purchase 125,000 shares of the Company’s Common Stock. Shareholders will also be asked to transact such other business as may properly come before the meeting or at any adjournment thereof.
     A copy of the Company’s Annual Report for 2008 is enclosed.
VOTING SECURITIES
     The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on April 10, 2009, as the record date (the “Record Date”) for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On April 10, 2009, there were 2,756,364 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting. The affirmative vote of a majority of those shares represented at the meeting is necessary for the election of the nominees as Directors and the adoption of the Option Plan.
ELECTION OF DIRECTORS
     The Company currently has seven (7) Directors, each of whose term of office will expire at the Annual Meeting. The Board of Directors has nominated seven (7) persons to stand for election as a Director to serve until the 2010 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.
Nominees for Director
     Each Director of the Company serves as a Director for a term of one (1) year and until his successor is duly elected and qualified. The following sets forth for each Nominee, his name and age, positions and/or offices held with the Company, the period during which each Nominee served in such positions and/or offices, a description of his business experience during the past five (5) years or more, and other biographical information.

     Richard G. Hunter, Ph.D., age 57, was elected President, Chief Executive Officer and Director on September 11, 2001. Dr. Hunter was formerly Deputy State Health Officer of the Florida Department of Health from 1995 to September 2001 and Assistant State Health Officer from 1989 to 1995.
     Samuel P. Bell, age 69, has served as a Director of the Company since September 21, 2004. Mr. Bell is a partner in the Tallahassee law firm of Pennington, Moore, Wilkinson, Bell and Dunbar where he specializes in administrative and governmental law. He is a graduate of Dartmouth College and earned his law degree from Duke University. Mr. Bell represented Volusia County in the Florida House of Representatives where he served as Majority Leader. Mr. Bell is President of the Florida Public Health Foundation, Chairman of the Advisory Board for the College of Public Health, University of South Florida and a member of the Board of Directors of Brown & Brown Insurance Company.
     John Corley, age 64, has served as a Director of the Company since October 9, 2005. He was awarded a Bachelor of Science in Mechanical Engineering and a Masters of Business Administration from the University of Toronto. He joined MDS Nordion in 1994 as Vice-President, Ion Technologies and named Senior Vice-President in 1997 for the Ion Technologies Business Unit as well as various corporate service functions. Mr. Corley retired from MDS Nordion in December 2005, and continues to be active in the industry through his role as a Director on the Board of International Irradiation Association.
     David Nicholds, age 62, has served as a Director of the Company since September 1998. He joined MDS Nordion in 1989 and served in various capacities until his retirement in October 2005, at which time, he was serving as Vice President, General Counsel and Corporate Secretary. Mr. Nicholds is a director for a number of companies in North America and Europe and has been involved in corporate governance and the irradiation industry for many years.
     John T. Sinnott, M.D., F.A.C.P., age 60, has served as a Director since May 14, 2002. Dr. Sinnott is the Associated Dean for International Affairs at the University of South Florida, College of Medicine, the James A. Cullison Professor of Medicine and Director of the Division of Infectious Diseases and International Medicine. Dr. Sinnott is a distinguished member of the medical community and has been the recipient of local and national awards. Dr. Sinnott has served on over 40 local, regional and national health care committees and has published over 180 abstracts, articles and textbook chapters. Most recently Dr. Sinnott was appointed as Senior Advisor to the Secretary of Health as part of the State of Florida’s Bioterrorism Initiative.
     Ronald Thomas, age 57, has served as a Director of the Company since September 21, 2004. Dr. Thomas is professor and chair of the Department of Packaging Science at Clemson University. He received his undergraduate degree from Gardner-Webb College and earned Masters and Doctorate degrees at Clemson University. Dr. Thomas’ research interests include chemical and bio-chemical aspects of food. Dr. Thomas is a member of the Sigman Xi Honor Society, the Institute of Packaging Professionals and serves as regional communicator for the Institute of Food Technologists.
     Gary H. Lifshin, age 53, has served as a Director of the Company since May 30, 2008. He has been a financial manager with the University of South Florida since 2005. He has approximately thirty years of experience in a variety of financial management positions. These include acting as an accounting consultant to small and mid-size businesses for the George S. May International Company and as controller of Evolutions Healthcare Systems, Inc. Mr. Lifshin earned a Bachelor of Science degree in Accountancy from Bentley College in 1978.

     Except with respect to Mr. Corley, who is an appointee of MDS Nordion, (See “Certain Relationships and Related Transactions”), there are no arrangements between any Nominee and any person pursuant to which he was, or will be, selected as a Director.
Director Meetings and Committees
     During the year ended December 31, 2008, the Board of Directors of the Company held a total of four (4) meetings. Each Director attended at least seventy-five percent (75%) of the board meetings held. The Company presently complies with the director independence requirements of NASDAQ, as currently in effect and applicable to the Company.
     Audit Committee
     The Company has a standing Audit Committee consisting of Messrs. Bell, Lifshin and Thomas. The Audit Committee met one time during 2008. Each of the members of the Audit Committee is “independent” as such term is defined in the NASDAQ listing standards currently in effect and applicable to the Company. The background and experience of each of the Audit Committee members is more fully disclosed in their biographies under “Nominees for Director” above. Mr. Lifshin serves as the “audit committee financial expert” as required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002.
     The mission of the Company’s Audit Committee is to ensure accurate and reliable financial reporting by the Company, and to promote Shareholder confidence in the reliability of the Company’s financial information. To this end, the Audit Committee independently reviews and oversees the Company’s internal reporting process, and helps ensure that Management develops and adheres to a sound system of internal controls. The Audit Committee also is responsible for retaining and overseeing the Company’s independent auditors, and facilitates the auditors’ objective review and assessment of the Company’s financial statements and its internal reporting practices. The Audit Committee serves as a forum, separate from Management, within which the independent auditors, among others, can candidly address issues of concern. To specify and clarify the duties of the Audit Committee, the Company has adopted a formal written charter. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis.
     In connection with its duty to ensure the independence of the Company’s auditors, and consistent with “Independence Standards Board Standard No. 1”, the Audit Committee obtained from the Company’s independent public accountants and carefully reviewed, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence. Based on the written statement of the accountants and the Audit Committee’s discussions with the same regarding certain relationships that may impact the auditors’ objectivity, the Audit Committee concluded that it was satisfied with respect to the auditors’ independence. The Audit Committee also discussed with the independent public accountants the plans for the audit engagement, approved the services to be performed, determined the range of audit and non-audit fees, and reviewed the Company’s system of internal accounting and controls.
     Following the completion of the auditors’ examination of the Company’s financial statements, the Audit Committee discussed and reviewed with the auditors all communications required to be addressed by generally accepted auditing standard, including those describe in Statement on Auditing Standards No. 61 “Communications with Audit Committees”. The Audit Committee and the independent auditors reviewed and discussed the results of the auditors’ examination of the financial statements. The Audit Committee also reviewed and discussed with the auditors and Management the audited financial statements for the year ended December 31, 2008. Based on the foregoing reviews and discussions, the Audit Committee determined that the audited financial statements be included in the Company’s Annual Report on Form 10-K for year ended December 31, 2008 for filing with the Securities and Exchange Commission.
     The Audit Committee also recommended the reappointment of the independent auditors for the Company’s year ending December 31, 2009 and the Board of Directors concurred in such recommendation.
     Nominating Committee
     The Board of Directors appointed a Nominating Committee consisting of Messrs. Bell, Lifshin and Thomas. The purpose and responsibilities of the Nominating Committee include the identification of individuals qualified to become board members, the recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to the Company, the oversight of the selection and composition of Committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and Management. The Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to the Company’s secretary at the address listed herein. The Nominating Committee identifies and evaluates nominees for the Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career, diversity, and the extent to which the nominee would fill a present need on the Board of Directors.
     Compensation Committee
     The Board of Directors appointed a Compensation Committee consisting of Messrs. Bell, Lifshin and Thomas, each independent members of the Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and determine and approve the compensation level of the Chief Executive Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors determines and approves, compensation of any other executive officer, and also acts as the Stock Option Committee to administer the Company’s Stock Option Plan. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with the Company’s values and is aligned with the Company’s business strategy and goals.
     Shareholder Communications with Directors
     The Board has adopted policies and procedures relating to Shareholder communications with the Company’s Directors. It provides that Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual Directors or group or committee of Directors, and that all such correspondences should be sent to the Company’s principal office.

     Code of Ethics
     The Company has a Code of Ethics which applies to its principal executive and financial officer. The Code of Ethics contains written standards that are reasonably designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	Accountability for adherence to the code.
Director’s Compensation
     On March 1, 2001, the Board of Directors approved a compensation package to “outside” Directors by agreeing to grant each “outside” Director options to purchase 1,500 shares annually and $500 cash per Board Meeting. The Chairman of the Board receives an option to purchase an additional 2,500 shares. The options, which expire five (5) years from the date of grant, are exercisable at the fair market value on the date of grant. During the year ended December 31, 2008, the Company granted options to purchase 11,500 shares to six directors. Such options are exercisable at $2.18 per share. Non-employee Directors are also reimbursed for out-of-pocket expenses.
Summary Compensation Table
2008

	Fees Earned or	Options Awards
Director’s Name	Paid in Cash ($)	($)(1)	Total ($)
Samuel Bell	$2,000	$1,129	$3,129
John Corley	2,000	1,129	3,129
Gary Lifshin	1,000	1,129	2,129
David Nicholds	1,500	1,129	2,629
John T. Sinnott	1,500	3,009	4,509
Ronald Thomas	1,500	1,129	2,629

(1)	The Black-Scholes option-pricing model was used to determine the fair value of the option grants.

Executive Officers’ Compensation
     The following table is a summary of the cash and non-cash compensation paid to or accrued for the past three (3) fiscal years for the Company’s Chief Executive Officer and Chief Financial Officer. There are no other officers or individuals whose compensation exceeded $100,000 for the year ended December 31, 2008.
Summary Compensation Table

Name and	Fiscal				Option
Principal Position	Year		Salary ($)	Bonus ($)	Awards ($)	Total ($)
Richard G. Hunter	2008	(1)	$115,000	$20,000	$16,664	$151,664
President/CEO/CFO	2007	(2)	115,000	6,000	28,715	149,715
	2006	(3)	110,000	10,000	6,025	126,025

(1)	On December 31, 2008, the Board of Directors approved a $20,000 bonus and granted Dr. Hunter a ten (10) year option to purchase 60,000 shares of the Company’s common stock at $.95 per share. The option vests as to twenty percent (20%) on each of the first five (5) anniversaries of the option grant and will terminate upon the expiration of ten (10) years from the date of the Option Grant.

(2)	On March 23, 2007, the Board of Directors approved an increase of the President’s annual salary to $115,000, a $6,000 bonus and a grant of a five (5) year option to purchase 20,000 shares of the Company’s common stock at $2.57 per share. The option vests as to twenty percent (20%) on each of the five (5) anniversaries of the option grant.

(3)	On March 11, 2006, the Board of Directors extended the President’s employment contract for five years commencing September 1, 2006 and granted to Dr. Hunter a five (5) year option to purchase 100,000 shares of the Company’s common stock at $3.24 per share. The option vests as to twenty percent (20%) on each of the five (5) anniversaries of employment.
     There were no options exercised by the Company’s Chief Executive Officer during 2008. The following table presents information regarding the number of Shares of Common Stock Underlying/Unexercised Options at year-end held by the Company’s Chief Executive Officer.
Outstanding Common Stock Awards at December 31, 2008
Number of Shares of Common
Stock Underlying Unexercised
Options

			Option	Option
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date
Richard G. Hunter	5,000	—	$3.60	1-02-13
	40,000	60,000	$3.24	9-01-11
	8,000	12,000	$2.57	3-23-12
	—	60,000	$0.95	12-31-18

     The following table summarizes certain information about the Company’s Stock Option Plans as of December 31, 2008.

Number of
Securities
Remaining
	Number of Securities	Weighted Average	Available
	to be Issued upon	Exercise Price of	for Future Issuance
	Exercise of	Outstanding	Under Equity
Plan Category	Outstanding Options	Options	Compensation Plans
2000 Incentive and Non- Statutory Stock Option Plan	122,500	$3.72	2,500
Certain Relationships and Related Transactions
     The Company, in September 1990, entered into an agreement with MDS Nordion whereby MDS Nordion agreed to sell irradiation equipment and Cobalt 60 to the Company to operate its irradiation facility. To secure payment of the purchase price, the Company and MDS Nordion executed a Convertible Debenture and Security Agreement both dated January 15, 1992. The balance of the debt, including interest at December 31, 2008 was $628,629.
     On October 22, 1991 the Company entered into a Reimbursement and Indemnity Agreement with MDS Nordion whereby MDS Nordion assisted the Company in obtaining a surety bond in the sum of $600,000 in order to meet State of Florida facility permit bonding requirements. In connection therewith, the Company agreed to reimburse MDS Nordion for any liability and expense which MDS Nordion may sustain as a result of its commitments to the bond issuer and secured such obligation under a Mortgage and Security Agreement dated October 22, 1991. The bond continues to be in effect.
     By agreements dated March 6, 2001, April 17, 2001, May 18, 2001 and November 20, 2001, the Company and MDS Nordion agreed and further confirmed that the Debt and any future advances, including payment of guarantees or indemnities to third parties made by MDS Nordion for the Company’s benefit, shall be convertible at MDS Nordion’s option, at any time, into Common Stock of the Company. The applicable conversion rate is determined based on 70% of the closing price of the Company’s shares of Common Stock listed on NASDAQ, on the last trade date prior to the exercise of the conversion right. MDS Nordion has waived its rights to convert interest accruing on the indebtedness through January 1, 2010.
     In addition to Cobalt 60 purchased from MDS Nordion, MDS Nordion has stored an additional amount of Cobalt 60 at the Company’s facility in anticipation of the Company’s future needs. At the end of 2008, there were approximately 1.2 million curies of Cobalt 60 both owned and stored at the Company’s facility. Title in and to 132,153 curies of Cobalt 60 located at the facility remains the property of MDS Nordion and may be removed by MDS Nordion at any time.

PROPOSAL TO ADOPT
2009 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN
     The Company maintains a 2000 Incentive and Non-Statutory Stock Option Plan (the “2000 Plan”) under which up to 125,000 incentive and non-qualified options may be granted to employees, directors and certain key affiliates. Under the 2000 Plan, incentive options may be granted at not less than the fair market value on the date of grant and non-statutory options may be granted at, or below or above fair market value. As of March 31, 2009, options to purchase 122,500 shares were outstanding under the 2000 Plan. There remains to be issued under the 2000 Plan options to purchase 2,500 shares.
     The Company has in the past utilized and wishes in the future to utilize the Plan to attract, maintain, and develop management by encouraging ownership of the Company’s Common Stock by key employees and others. Because the 2000 Plan will expire in June of 2010, management believes a new 2009 Incentive and Non-Statutory Stock Option Plan (the “2009 Plan”) should be adopted allowing for the issuance of additional options to purchase 125,000 shares of Common Stock. A copy of the Plan is attached hereto as Exhibit “A”. If the 2009 Plan is adopted, no further options will be granted under the 2000 Plan.
     Options under the 2009 Plan will be either “incentive options” (“ISOs”) under Section 422A of the Internal Revenue Code of 1986, as amended, or “non-qualified stock options” (“NQOs”) which are not intended to so qualify.
     On April 7, 2009, the Board of Directors approved and recommended to the shareholders that they approve a proposal to adopt the Company’s 2009 Plan.
     Approval of the 2009 Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy at the forthcoming meeting. Proxies will be voted in accordance with the specifications marked thereon and, if no specification is made, will be voted “FOR” adoption of the 2009 Plan.
Summary Description of the 2009 Plan
     All employees of the Company are eligible to receive incentive stock options whereas directors and others performing services to the Company are eligible to receive non-qualified stock options.
     If there is a stock split, stock dividend, or other relevant change affecting the Company’s shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.
     The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $100,000.
     The vesting period for options granted under the 2009 Plan are set forth in an Option Agreement entered into with the optionee. ISOs granted to an optionee terminate 90 days after retirement termination of employment for reasons other than death or disability. In the event of death or disability, all vested options expire 180 days form the date of death and 12 months from termination of employment due to disability.

     Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable in the event of: (i) a change of control of the Company, (ii) a merger, consolidation, reorganization or dissolution in which the Company does not survive, or (iii) the sale, release, exchange or disposition of substantially all the property and assets of the Company.
     The Board of Directors and Committee may grant options qualifying as ISOs under the internal Revenue Code of 1986, as amended, or as NQOs. The Committee determines the duration of each option; however, the term of an option cannot exceed ten (10) years from the date of grant and cannot exceed five (5) years in the case of a greater than 10% shareholder. The option price for an ISO is the fair market value of a share of the Company’s Common Stock on the date of the grant, whereas the option price for an NQO may be granted at less than, equal to, or greater than the fair market value. The grantee can pay the option price in cash, or if permitted, by delivering to the Company, shares of Common Stock owned by the grantee that have a fair market value equal to the option price. Shares cannot be issued or transferred upon the exercise of an option until the option price is paid in full.
     At the close of business on April 6, 2009, the market value per share of Common Stock was $2.45.
Federal Income Tax Consequences
     The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the option is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years form the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.
     An optionee does not realize taxable income upon the grant of an NQO if the exercise price is equal to the fair market value. If the exercise price is less than the fair market value, the optionee will realize income equal to the difference between the exercise of the NQO in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to a deduction at the same time and in a corresponding amount. As holder of an NQO is taxable at the time of exercise on the difference between his cost (exercise price) and the fair market value on the date of exercise.
     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an ISO and if the requisite option holding periods are not satisfied (see above), then the optionee will realize ordinary income on the delivery of the previously owned shares as in the case of any other “early” disposition of option acquired shares.
Recommendation of the Board
     The Board of Directors recommends a vote “FOR” the proposal to approve the Company’s 2009 Incentive and Non-Statutory Stock Option Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of such increase.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS
     The following table sets forth as of April 6, 2009 the ownership of Common Stock of the Company of (i) all persons known by the Company to own beneficially five percent (5%) or more of such Common Stock, (ii) each current and proposed Director and Officer of the Company and (iii) all current and proposed Directors and Officers as a group, together with their percentage holdings at such date. The addresses of all holders of five percent (5%) or more of the Common Stock are included in the table.

Name and Address	Amount and Nature		Percentage
of Beneficial Owner	of Beneficial Owner		of Class
MDS (Canada) Inc., MDS Nordion Division (MDS Nordion) 447 March Road-Kanata Ontario Canada K2K 1X8	644,985	(1)	23.1%
Richard G. Hunter, Ph.D.	78,000	(2)	2.8
Samuel Bell	8,750	(3)	*
John Corley	4,500	(4)	*
Gary Lifshin	1,500	(5)	*
David Nicholds	4,500	(6)	*
John Sinnott, M.D. F.A.C.P.	18,500	(7)	*
Ronald Thomas	6,000	(8)	*

All Directors and Officers as a group (7 persons)	766,735	(9)	26.8%

*	Less than one percent (1%)

1)	Includes 36,848 shares of Common Stock which are issuable upon conversion of $63,194 of indebtedness owed MDS Nordion by the Company, based on seventy percent (70%) of the closing market price of the Company’s shares of Common Stock on April 6, 2009 ($2.45 per share). See “Certain Relationships and Related Transactions-Agreements with MDS Nordion.” Mr. Corley is the designee of MDS Nordion to serve on the Company’s Board of Directors. Mr. Corley owns less than one percent (1%) of the Capital Stock of MDS Nordion and they disclaim beneficial ownership of the Common Stock of the Company which MDS Nordion owns or has the right to acquire. Approximately one hundred percent (100%) of the outstanding shares of MDS Nordion‘s Common Stock is indirectly owned by MDS Inc., a Canadian Corporation, whose shares are traded on the New York Stock Exchange and Toronto Stock Exchange.

2)	Includes 53,000 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

3)	Includes 6,000 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

4)	Includes 4,500 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

5)	Includes 1,500 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

6)	Includes 4,500 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

7)	Includes 17,500 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

8)	Includes 6,000 shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

9)	Includes shares underlying options which are currently exercisable or exercisable within the next sixty (60) days.

Section 16(a) Beneficial Ownership Reporting Compliance
     The Company believes that the following persons filed delinquent Form 3 and 4 Reports during the year ended December 31, 2008 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Mr. Bell filed six Form 4 Reports covering seven delinquent transactions. Mr. Corley filed one Form 3 and three Form 4 Reports covering three delinquent transactions. Mr. Lifshin filed one Form 3 and one Form 4 Report covering two delinquent transactions. Mr. Nicholds filed three Form 4 Reports covering three delinquent transactions. Dr. Sinnott filed six Form 4 Reports covering six delinquent transactions. Mr. Thomas filed four Form 4 Reports covering four delinquent transactions. Dr. Hunter filed four Form 4 Reports covering four delinquent transactions. Substantially all of the late filings pertain to the receipt of annual options from the Company. All such persons are now current in their reporting requirements.
SELECTION OF INDEPENDENT AUDITORS
     The Audit Committee of the Board of Directors of the Company has selected the accounting firm of Faircloth & Associates, P.A., (“Faircloth”) to serve as independent auditors of the Company for the year ended December 31, 2008. Faircloth has served as the Company’s independent auditors since 1986 and is considered by Management of the Company to be well qualified. Faircloth has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.
Fee Disclosure
     The following is a summary of the fees billed to the Company by Faircloth for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007:

	Year Ended December 31,
	2008	2007
Audit Fees(1)	$16,125	$15,625

Tax Fees(2)	$1,825	$1,775

Total	$17,950	$17,400

(1)	Audit Fees. These are fees for professional services for the audit of the Company’s annual financial statements, and for the review of the financial statements included in the Company’s filings on Form 10-QSB, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
     The Audit Committee has considered whether (and has determined that) the provision by Faircloth of the services described under Tax Fees is compatible with maintaining Faircloth’s independence from Management and the Company. In addition, all of the services rendered to the Company by Faircloth were pre-approved by the Audit Committee.
     A representative of Faircloth will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The Company has established formal pre-approval policies and procedures for future engagements of the Company’s accountants. The new policies and procedures require detailing the particular service, require that the Board or an Audit Committee thereof be informed of each service, and prohibit the delegation of pre-approval responsibilities to Management. The Company’s new policy provides (i) for an annual pre-approval, by the Board or Audit Committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor’s engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, be presented on a case-by-case basis, by the President or Chief Financial Officer, for pre-approval by the Board or Audit Committee, before Management engages the auditors for any such purposes. The new policy and procedures authorize the Board or Audit Committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals are contingent on a finding, by the Board, Audit Committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor’s independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.
SOLICITATION COSTS
     The Company will bear the costs of preparing, assembling and mailing the Proxy Statement and the 2008 Annual Report in connection with the Annual Meeting.
SHAREHOLDER PROPOSALS
     Eligible Shareholders who wish to present proposals for action at the 2010 Annual Meeting of Shareholders should submit their proposals in writing to the President of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the President no later than January 2, 2010 for inclusion in next year’s Proxy Statement and proxy card. A Shareholder is eligible to present proposal’s if, at the time he or she submits a proposal or proposals, the Shareholder owns at least one percent (1%) or $1,000 in market value of Common Shares and has held such shares for at least one (1) year, and the Shareholder continues to own such shares through the date of the 2010 Annual Meeting.
OTHER MATTERS
     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting, other than the proposals specifically set forth in the Notice of Annual Meeting of Shareholders and referred to herein.
By Order of the Board of Directors
Richard G. Hunter, Ph.D.
President
April 10, 2009
Mulberry, Florida

Exhibit A
FOOD TECHNOLOGY SERVICE, INC.
2009 INCENTIVE AND NON-STATUTORY
STOCK OPTION PLAN
SECTION 1. PURPOSE
     This 2009 Incentive and Non-Statutory Stock Option Plan (the “Plan”) is intended as a performance incentive for officers and employees of FOOD TECHNOLOGY SERVICE, INC., a Florida corporation (the “Company”) or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an “Optionee” or “Optionees”) to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of incentive stock options (“Incentive Options”) as defined in Section 422A(b) of the Internal Revenue Code of 1986 (the “Code”) and other stock options (“Non-statutory Options”) under the Plan.
SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION
     2.1 Options to the Granted. Options granted under the Plan may be either Incentive Options or Non-statutory Options.
     2.2 Administration by the Board. This Plan shall be administered by the Board of Directors of the Company (the “Board’). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan’s purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan’s purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.
     In addition, as to each option, the Board shall have full and final authority in its discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1.1; and (iv) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1.4 hereof.
     2.3 Appointment and Proceedings of Committee. The Board may appoint a Stock Option Committee (the “Committee’) which shall consist of at least three members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

     2.4 Powers of Committee. Subject to the provisions of this Plan and the approval of the Board, the Committee shall have all of the power of the Board in deciding as to whom options should be granted, the number of shares to be covered by each option, the time or times of option grants, and the terms and conditions of each option. In addition, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.
SECTION 3. STOCK
     3.1 Shares Subject to Plans. The stock subject to the options granted under the Plan shall be shares of the Company’s authorized but unissued common stock, par value $.01 per share (“Common Stock”). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 125,000 shares of Common Stock.
     3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan.
SECTION 4. ELIGIBILITY
     4.1 Eligible Optionees. Incentive options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-statutory options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries.
     4.2 Limitations on 10% Stockholders. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a “greater-than-10% stockholder”), unless such Incentive Option provides that (i) the purchase price per share shall not be less than I 10 % of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.
     4.3 Limitation on Exercisable Options. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 425 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-statutory Option.

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SECTION 5. TERMS OF THE OPTION AGREEMENTS
     5.1 Mandatory Terms. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments on changes in the Company’s capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:
          5.1.1 Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of a greater-than-10% stockholder).
          5.1.2 Exercise. Each option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option, (ii) full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made, and (iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the optionee’s payment to the Company of the amount that is necessary for the Company or Subsidiary employing the optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock of the Company or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1.4 hereof. No optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof. No optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan.
          5.1.3 Events Causing Immediate Exercise. Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable.
               5.1.3.1 if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;
               5.1.3.2 if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

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               5.1.3.3 if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).
     The Board or the Committee may in its sole discretion accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option or previously acquired by the exercise of any option.
          5.1.4 Purchase Price The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Non-statutory Options shall be specified by the Board at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-statutory Option is granted, but shall not be less than the par value of shares of Common Stock.
     For the purpose of the Plan, the “fair market value” per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in either clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in either clause (i), (ii) or (iii) below, “fair market value” per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.
          5.1.5 Transferability of Options. Incentive options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any Incentive Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void. Non-statutory Options shall be transferable to the extent provided in the option agreements under which they are granted.
          5.1.6 Termination of Employment or Death of Optionee. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of-
               5.1.6.1 the date of expiration thereof, or

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               5.1.6.2 other than the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code (‘disability”), (A) 90 days after termination of the employment between the Company and the Optionee in the case of an Incentive Option, and (B) 90 days after termination of the employment or other relationship between the Company and the Optionee, unless such termination provision is waived by resolution adopted by the Board within 30 days of the termination of such relationship, in the case of a Non-statutory Option.
     An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof.
     Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, in the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such time termination, to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to his death.
     Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, if an Optionee’s employment or other relationship with the Company terminates because of a disability, the Optionee’s option shall terminate on the earlier of the date of expiration thereof or 12 months following the termination of such relationship; and unless by its terms it sooner terminates and expires during such 12-month period, the Optionee may exercise that portion of his or her option which is exercisable at the time of termination of such relationship.
            5.1.7 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares of the Optionee, and (iii) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.
     5.2 Certain Optional Terms. The Board may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the option for the shares subject to repurchase was granted. The Board may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Board shall grant options subject to the Company’s repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company’s repurchase option.

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SECTION 6. ADJUSTMENT OF SHARES OF COMMON STOCK
     6.1 Increase or Decrease of Outstanding Shares. If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and number of shares of Common Stock in such event (i) appropriate adjustment shall be made in the maximum available for grant under the Plan, so that the same percentage of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the same percentage of the Company’s issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.
     6.2 Discretionary Adjustment. Subject to the specific terms of any option, the Board or the Committee may change the terms of options outstanding under this Plan, with respect to the option price or the number of shares of Common Stock subject to the options, or both, when, in the sole discretion of the Board or the Committee, such adjustments become appropriate by reason of a corporate transaction described in Section 5.1.4 hereof
     6.3 Conversion of Shares. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.
     6.4 General. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.
SECTION 7. AMENDMENT OF THE PLAN
     The Board may amend the Plan at any time, and from time to time, subject to the limitation that no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within 12 months after date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; of (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan.
     Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

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SECTION 8. NON-EXCLUSIVITY OF THE PLAN
     Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting the stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
SECTION 9. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW
     The obligation of the Company to sell and delivery shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Florida.
SECTION 10. EFFECTIVE DATE OF PLAN
     The effective date of the Plan is May 14, 2009 the date on which it was approved by the shareholders of the Company. No option may be granted under the Plan after the tenth anniversary of such effective date.

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FOOD TECHNOLOGY SERVICE, INC.
Annual Meeting of Shareholders May 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned holder of Common Shares of Food Technology Service, Inc., a corporation organized under the laws of the State of Florida, does hereby appoint Richard G. Hunter and John T. Sinnott, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of Food Technology Service, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on April 10, 2009, at the Annual Meeting of Shareholders of Food Technology Service, Inc. to be held at the Mulberry Civic Center, 901 5th Street, N.E., Mulberry, Florida 33860, on May 14, 2009, at 9:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:
1.	ELECTION OF DIRECTORS

Richard G. Hunter, Ph.D., Samuel P. Bell, John Corley, Gary H. Lifshin, David Nicholds, John T. Sinnott, M.D., F.A.C.P. and Ronald Thomas

☐	FOR ALL NOMINEES LISTED ABOVE	☐	WITHHOLD AUTHORITY TO VOTE
	(except as marked to the contrary below)		FOR ALL NOMINEES LISTED ABOVE
(Instructions: To withhold authority to vote for any individual nominee, write that Nominee’s name on the space provided below.)

2.	ADOPTION OF A 2009 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

☐ FOR	☐ AGAINST	☐ WITHOLD
3.	IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
Notice of Internet Availability of Proxy Materials
The Notice, the attached Proxy Statement and our 2008 Annual Report to Shareholders are available on our website: www.ftsi.us.
(Please Sign and Date on Reverse Side)

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PLEASE SIGN AND RETURN PROMPTLY
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR ADOPTION OF THE 2009 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN.
(Please sign, date, and return this proxy card exactly as your name or names appear below, whether or not you plan to attend the meeting.)
                          I plan to attend the Annual Meeting.                          I do not plan to attend the Annual Meeting.

Date:	, 2009

Signature(s):

Title or Authority (if applicable)

Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his title. This Proxy shall be deemed valid for all shares held in all capacities that they are held by the signatory.

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